SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C.  20549

                                                           _______________

                                                              FORM 8-K

                                                           CURRENT REPORT


                                      Pursuant to Section 13 or 15(d) of the

                                               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 23, 1996






                       INNOVO GROUP INC.
_______________________________________________________________________
                         (Exact name of registrant as specified in charter)



       Delaware                 0-18926                  11-2928178
______________________________________________________________________
(State or other jurisdiction    Commission              (IRS Employer
   of Incorporation             File Number)             Identification No.)



  27 North Main Street, Springfield, Tennessee                  37172
______________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (615) 384-0100




                             Not Applicable
______________________________________________________________________
            (Former name or former address, if changed since last report)

                                                              Contents


Item 5:           Other Events                                              3

Item 7:           Financial Statements and Exhibits                         3

Signatures                                                                  4

Index to Financial Statements                                             F-1

ITEM 5.           Other Events

         On April 12, 1996, Innovo Group Inc. ("the Company") acquired Thimble Square, Inc. ("Thimble Square"). The Company reported the acquisition on a Form 8-K filed April 29, 1996, and amended (by Form 8-K/A) on July 3, 1996 to include historical financial statements of Thimble Square for the years ended December 31, 1995 and 1994, and pro forma financial statements for the Company's year ended October 31, 1995 and three months ended February 29, 1996.

         This Current Report on Form 8-K is being filed to supplement the financial statements included in the April 29, 1996 Form 8-K, as amended, with (i) unaudited financial statements of Thimble Square as of and for the three months ended March 31, 1996 and 1995, and (iii) pro forma financial statements for the Company's six months ended May 31, 1996.

Item 7.           Financial Statements and Exhibits

                  (a) Financial Statements for Business Acquired.

                  The index to financial statements appears at page F-1.

                  (b) Pro Forma Financial Information.

                  The index to financial statements appears at page F-1.

                  (c) Exhibits.

                  None.

                                                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                             INNOVO GROUP INC.
                                                             (Registrant)



Date:  September 23, 1996                        By:/s/ Patricia Anderson-Lasko
                                                 ____________________________
                                                 Patricia Anderson-Lasko
                                                 Chairman/President/CEO

                                                INDEX TO FINANCIAL STATEMENTS
                                                          INNOVO GROUP INC.
                                                              Form 8-K


Thimble Square, Inc. (Unaudited)
________________________________

Condensed Combined Balance Sheets as of March 31, 1996
 and December 31, 1995                                                     F-2

Condensed Combined Statements of Operations for the
 three months ended March 31, 1996 and 1995                                F-3

Condensed Combined Statement of Stockholders' Equity
 for the three months ended March 31, 1996                                 F-4

Condensed Combined Statements of Cash Flows for the
 three months ended March 31, 1996 and 1995                                F-5

Notes to Condensed Combined Financial Statements                           F-6


Innovo Group Inc. Pro Forma Condensed Consolidated
 Financial Statements (Unaudited)
___________________________________________________

Introduction                                                               F-8

Pro Forma Condensed Consolidated Statement of Operations
 for the six months ended May 31, 1996                                     F-9

Notes to Pro Forma Condensed Consolidated Statement of
 Operations                                                               F-10

                                                        Thimble Square, Inc.
                                            Condensed Combined Balance Sheets
                                                             (unaudited)
                                                 (000's except for share data)

                                                                       March 31,                December 31,
                                                                         1996                       1995
ASSETS
CURRENT:
 Cash and cash equivalents                                             $      3                 $      6
 Accounts receivable                                                         27                       12
 Inventories                                                                178                      253
 Due from stockholders (Note 4)                                               -                       39
 Other                                                                       12                       12
                                                                        _______                  _______
 Total current assets                                                       220                      322

PROPERTY AND EQUIPMENT, net                                                 519                      529
INVESTMENT IN INNOVO GROUP (Note 3)                                         360                        -
OTHER ASSETS                                                                 40                        -
                                                                        _______                  _______
                                                                       $  1,139                 $    851
                                                                        _______                  _______
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes payable                                                              117                      118
 Current maturities of long-term
  debt and capital lease obligations                                         64                       62
 Accounts payable                                                           216                      207
 Accrued expenses                                                           109                       99
 Deferred revenue (Note 3)                                                  400                        -
                                                                        _______                  _______
 Total current liabilities                                                  906                      486

LONG-TERM DEBT AND CAPITAL LEASE
 OBLIGATION, less current maturities                                        546                      562
DUE TO STOCKHOLDER                                                           75                       64
                                                                        _______                  _______
  TOTAL LIABILITIES                                                       1,527                    1,112
                                                                        _______                  _______
STOCKHOLDERS' EQUITY (Note 4)
 Common stock, $100 par - shares
  authorized 10,000, issued and
  outstanding 600 and 866                                                    60                       86
 Additional paid-in capital                                                 139                      124
 Deficit                                                                   (587)                    (471)
                                                                        _______                  _______
   TOTAL STOCKHOLDERS' EQUITY                                              (388)                    (261)
                                                                        _______                  _______
                                                                       $  1,139                 $    851
                                                                        _______                  _______

See accompanying notes to condensed combined financial statements.
                                                        Thimble Square, Inc.
                                     Condensed Combined Statements of Operations
                                                             (Unaudited)
                                                               (000's)

                                                                           Three months ended March 31,
                                                                           ___________________________
                                                                              1996                               1995
                                                                              ____                               ____
NET SALES                                                                  $   367                            $ 1,091

COST OF GOODS SOLD                                                             285                                899
                                                                            ______                             ______

 Gross profit                                                                   82                                192

OPERATING EXPENSES
 Selling, general and administrative                                           160                                142
 Depreciation and amortization                                                  14                                 14
                                                                            ______                             ______
Income (loss) from operations                                                  (92)                                36

INTEREST EXPENSE                                                                24                                 43
                                                                            ______                             ______

NET INCOME (LOSS)                                                          $  (116)                           $    (7)
                                                                            ______                             ______

See accompanying notes to condensed combined financial statements.

                                                        Thimble Square, Inc.
                                    Combined Statements of Stockholders' Equity
                                              Three Months ended March 31, 1996
                                                (000's except for share amounts)


                                                                                Additional
                                                  Common Stock                    Paid-in          Retained
                                                Shares        Amount              Capital          Earnings
                                                ______        ______            _________          ________
Balance, January 1, 1996                          866          $  86              $  124            $ (471)

 Capital contribution
  (Note 4)                                          -              -                  31                 -
 Repurchase and retirement
  of common stock (Note 4)                       (266)           (26)                (16)                -
 Net income (loss)                                  -              -                   -              (116)
                                                 ____           ____               _____             _____

Balance, March 31, 1996                           600         $   60              $  139            $ (587)
                                                 ____           ____               _____             _____


See accompanying notes to combined financial statements.

                                                        Thimble Square, Inc.
                                     Condensed Combined Statements of Cash Flows
                                                             (unaudited)
                                                               (000's)

                                                                       Three months ended March 31,
                                                                       ___________________________
                                                                       1996                               1995
                                                                       ____                               ____
CASH PROVIDED BY (USED IN)
 OPERATING ACTIVITIES                                                  $  32                              $   1
                                                                        ____                               ____
CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                                                      -                                 (1)
                                                                        ____                               ____
CASH PROVIDED BY (USED IN)
 INVESTING ACTIVITIES                                                      -                                 (1)
                                                                        ____                               ____

CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayments of notes payable                                             (21)                                (1)
 Repayments of long-term debt                                            (14)                               (14)
                                                                        ____                               ____

CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES                                                    (35)                               (15)
                                                                        ____                               ____

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                                     (3)                               (15)

CASH AND CASH EQUIVALENTS,
 at beginning of period                                                    6                                 18
                                                                        ____                               ____

CASH AND CASH EQUIVALENTS,
 at end of period                                                      $   3                              $   3
                                                                        ____                               ____

See accompanying notes to condensed combined financial statements.

                                                        Thimble Square, Inc.
                                          Notes to Combined Financial Statements
                                                             (Unaudited)

NOTE 1:                 BASIS OF PRESENTATION

     On April 12, 1996, Innovo Group Inc. ("Innovo") acquired 100% of the outstanding common stock of Thimble Square, Inc. ("the Company") and, in a concurrent transaction, the Company acquired from its stockholders a plant that it had previously leased from them. The accompanying combined financial statements have been prepared as if the Company had owned the plant for all periods presented. The plant (and depreciation expense thereon) and related mortgage debt, recorded at the stockholder/owners' historical cost, have been combined with the accounts of the Company.
The lease transaction between the Company and the stockholder/owners has been eliminated in combination.

     The condensed combined financial statements have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed combined financial statements and the notes thereto should be read in conjunction with the combined financial statements of the Company included in the Current Report on Form 8-K of Innovo filed April 29, 1996, as amended.

     In the opinion of the management of the Company, the accompanying unaudited condensed combined financial statements contain all necessary adjustments to present fairly the financial position, the results of operations and cash flows for the periods reported. All adjustments are of a normal recurring natures.

     The results of operations for the above periods are not necessarily indicative of the results to be expected for the full year.

NOTE 2:                 INVENTORIES

     Inventories are stated at the lower of cost, as determined by the first-in, first-out method, or market.

                                                        Thimble Square, Inc.
                                          Notes to Combined Financial Statements
                                                             (Unaudited)

NOTE 2:                 INVENTORIES (concluded)

     Inventories consisted of the following:

                                          March 31,          December 31,
                                            1996                1995
                                          ________           ___________
                                                    (000's)
     Finished goods                       $   23               $    60
     Work-in-process                          42                    42
     Raw materials                            64                   102
     Supplies                                 49                    49
                                           _____                 _____
                                          $  178               $   253
                                           _____                ______

NOTE 3:                 INVESTMENT IN INNOVO

     In January, 1996, the Company and Innovo executed an agreement pursuant to which the Company agreed to provide Innovo with $400,000 of sew-only services, between February, 1996 and July, 1997, in exchange for 1,200,000 shares of Innovo common stock. The Company transferred 120,000 of such shares to a third party as payment of a finder's fee on the agreement.

     As of April 12, 1996, the date on which Innovo acquired the Company, no services had been performed. The 1,080,000 shares of Innovo common stock owned by the Company at the time of its acquisition were subsequently transferred to Innovo, which cancelled the shares.

NOTE 4:                 TRANSACTIONS WITH STOCKHOLDERS

     The balance due from stockholders results from cash and expense advances, and does not bear interest. In March, 1996, the balance was settled when the Company repurchased from a stockholder 266 shares of common stock at the stockholder's original cost.

     Due to stockholder represents unrepaid cash advances to the Company, which bear interest at the rate of 10% per annum.

     During the first quarter of fiscal 1996 certain officer/stockholders deferred their receipt of portions of their compensation. The deferred amounts remained unpaid at April 12, 1996 when the Company was acquired by Innovo. At that time the officer/stockholders forgave the unpaid amounts. Compensation expense, and an offsetting capital contribution, has been recorded for these amounts.

                                              Innovo Group Inc. and Subsidiaries
                           Condensed Consolidated Pro Forma Financial Statements
                                                             (unaudited)


Introduction

     The accompanying unaudited pro forma condensed consolidated financial statement is presented to illustrate the effect on the Company's results of operations of the consummation of the acquisition of Thimble Square. The unaudited pro forma condensed consolidated statement of operations for the six months ended May 31, 1996 is based upon the Company's results of operations for the six months ended May 31, 1996 (which include the operations of Thimble Square for the period April 1, 1995 to May 31,
1996) and the results of operations for Thimble Square for the period December 1, 1995 to March 31, 1996. The following pro forma financial information should be read in conjunction with the pro forma financial information included in the Company's Current Report on Form 8-K, filed April 29, 1996, as amended.

     The accompanying unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the Company's future financial position or results of operations. Among other things, the unaudited pro forma condensed consolidated statement of operations reflects adjustments only for (i) the effects of certain employment contracts with certain key employees of Thimble Square and (ii) the increase in depreciation and amortization resulting from recording Thimble Square's assets at estimated fair value. Not reflected in the pro forma results of continuing operations are additional cost savings that the Company believes can be achieved through changes to Thimble Square's manufacturing operations, and through the use of Thimble Square's facilities to manufacture Innovo's products during periods of peak production. Additionally, the Company plans to use Innovo's existing marketing and sales functions to market Thimble Square's products through the Company's existing network of marketing organizations and sales representatives, and to the mass merchant customers with which the Company has existing relationships. Thimble Square previously has not made significant use of outside sales representatives, or had significant sales to Innovo's customers, and has instead relied principally on the marketing and sales efforts of its own personnel. While there can be no assurance, the Company believes that these new marketing and sales efforts could, over time, generate increases in Thimble Square's sales.

                                                          Innovo Group Inc.
                                                Pro Forma Condensed Consolidated
                                              Statement of Continuing Operations
                                                   Six Months Ended May 31, 1996
                                                             (unaudited)
                                        (000's except for per share information)

                                                            Innovo         Thimble         Pro Forma          Pro
                                                              Group         Square          Adjustments      Forma
                                                             ______         _______         ___________      _____
Net sales                                                    $ 3,400        $   433                          $ 3,833
Cost of sales                                                  2,003            339                            2,342
                                                              ______         ______                           ______

Gross profit                                                   1,397             94                            1,491
Operating expenses
  Selling, general and
   administrative                                              1,608            254         (50) [A]           1,812
  Depreciation and amortization                                  268             19          49  [B]             336
                                                              ______         ______                           ______
  Income (loss) from operations                                 (479)          (179)                            (657)
Interest expense                                                (284)           (34)                            (318)
Other income                                                     166              -                              166
                                                              ______         ______                           ______

Income (loss) from continuing
 operations                                                  $  (597)       $  (213)                         $  (809)
                                                              ______         ______                           ______
Income (loss) from continuing
 operations per share                                        $  (.06)                                        $  (.08)
                                                              ______                                          ______

Weighted average shares outstanding                            9,318                                           9,824
                                                              ______                                          ______

See notes to pro forma condensed consolidated statement of operations

                                                          Innovo Group Inc.
                                                    Notes to Pro Forma Condensed
                                   Consolidated Financial Statements - concluded
                                                             (unaudited)

Note 1 - Basis of Presentation

     Reference is made to the "Introduction" at page F-8


Note 2 - Pro Forma Adjustments

     The pro forma adjustments to the condensed consolidated statement of continuing operations are as follows:

     [A] To adjust costs and expenses to reflect the termination of certain personnel and certain fringe benefits, and the changes in the salaries of other personnel, effected concurrently with the acquisition.

     [B] To adjust depreciation and amortization to reflect the adjusted bases of Thimble Square's assets. Goodwill resulting from the acquisition will be amortized over a period of 10 years.